SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                           _________________________

                                   FORM 8-K
                                CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934
                           _________________________

     Date of Report (date of earliest event reported):  DECEMBER 12, 2005

                    MID-WISCONSIN FINANCIAL SERVICES, INC.

            (Exact name of registrant as specified in its charter)

                 WISCONSIN            0-18542        06-1169935
              (State or Other    (Commission File   (IRS Employer
              Jurisdiction of         Number)      Identification
              Incorporation)                           Number)

                             132 WEST STATE STREET
                               MEDFORD, WI 54451
         (Address of principal executive offices, including Zip Code)

                                (715) 748-8300
              Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   (box) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   (box) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   (box) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   (box) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
                                       1
                   INFORMATION TO BE INCLUDED IN THE REPORT


SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      Mid-Wisconsin Financial Services, Inc. (the "Company") and James F. Warsaw ("Mr. Warsaw") entered into an Employment Agreement dated as of December 12, 2005 (the "Agreement"). A copy of the Agreement is filed with this Report as Exhibit 10.1.

      The material terms and conditions of the Agreement are summarized in Item
5.02 below and incorporated herein by reference.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

APPOINTMENT OF JAMES F. WARSAW AS DIRECTOR AND PRESIDENT AND CEO

      On December 12, 2005, Mr. Warsaw was elected President and Chief Executive Officer and a director of the Company. Mr. Warsaw is expected to serve on the Executive Committee of the Board of Directors (the "Board"). Gene
C. Knoll, the former President and CEO, was elected Vice President and will remain on the Board and continue to serve as the President and CEO of the Company's principal subsidiary, Mid-Wisconsin Bank. The press release issued by the Company on December 14, 2005, in connection with these appointments is filed with this report as Exhibit 99.1.

      Mr. Warsaw, age 55, has been engaged in bank consulting since November, 2003. He previously served as Executive Vice President of the Bank of Ann Arbor, Ann Arbor, Michigan from February to November, 2003, as President and Chief Operating Officer, Chief Credit Officer, and in other positions at Amcore Bank, N.A., Rockford, Illinois, from December, 1992, to April 2001, and as President and Chief Executive Officer and other positions at Ameritrust Bank of Howard County, Kokomo, Indiana, from 1981 to December 1992.

MR. WARSAW'S EMPLOYMENT AGREEMENT

      The material terms and conditions of the Agreement are summarized below. This summary is qualified by reference to the provisions of the Agreement attached to this report as Exhibit 10.1.
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TERM

      The Agreement provides that Mr. Warsaw shall be employed for a period of three years, unless the term of employment is terminated earlier pursuant to the terms of the Agreement.

DUTIES

      Mr. Warsaw has been employed as the President and Chief Executive Officer of the Company. During the Term of Employment, the Agreement also provides that Mr. Warsaw will be appointed a director of the Company and be nominated for reelection at any of the Company's annual meetings of shareholders at which his term as a director would expire.

COMPENSATION

      Mr. Warsaw will receive an annual base salary of $230,000. He will be eligible to participate in a cash bonus plan which will provide for a target bonus equal to 30% of his base salary and a maximum bonus equal to 50%. The criteria for such plan are to be established annually by agreement between Mr. Warsaw and the Board with 80% based on Company and bank-wide criteria and 20% on satisfaction of individual performance goals.

EQUITY GRANTS

      Mr. Warsaw is entitled to purchase, on or before February 15, 2006, up to 20,000 shares of the Company's common stock at a price of $36.00 per share.
Mr. Warsaw has also been granted, pursuant to the Agreement, options under the Company's 1999 Stock Option Plan to purchase 7,500 shares at an exercise price of $36.00 per share. The options granted under the plan vest at the rate of 20% per year beginning on the first anniversary of the Agreement.

BENEFITS AND PERQUISITES

      Mr. Warsaw will be entitled to participate, on the same terms as other executives, in all of the retirement and welfare benefit plans of the Company and he will receive four weeks of paid vacation per year. The Company will provide Mr. Warsaw, through lease or purchase, with a vehicle for his use, will pay for vehicle insurance and maintenance expenses, and will reimburse Mr. Warsaw for gasoline expenses incurred in the business of the Company.

      The Company will pay Mr. Warsaw's reasonable and necessary expenses in relocating his primary residence to the Wausau, Wisconsin area, including expenses incurred in visits to look at potential housing, transportation costs for family and household goods, and reasonable costs for interim housing for a period of six months.

TERMINATION

      Mr. Warsaw's employment will terminate at his death, disability, resignation, or the Company's notice of termination. In the event Mr. Warsaw is terminated without cause (as defined in the Agreement), Mr. Warsaw will be entitled to receive one year's base salary; provided that if such termination occurs within one year after, or in contemplation of, a Change
                                       3
of Control of the Company (as defined in the Agreement), he will be entitled to receive the sum of $650,000 paid over the three year period following his termination. During the 18-month period following his termination, the Company will reimburse Mr. Warsaw for medical, dental, and health coverage pursuant to his right to continued coverage as a terminated employee.

NONCOMPETITION

      For a period of eighteen months following his termination of employment, Mr. Warsaw has agreed to comply with restrictive covenants prohibiting the disclosure of the Company's confidential information, the solicitation of the Company's customers and employees, and the performance of services for a competitor.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 10.1  Employment Agreement with James F. Warsaw
      Exhibit 99.1  Press release dated December 14, 2005

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  December 14, 2005            By: GENE C. KNOLL
                                        Gene C. Knoll
                                        Vice President
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                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                    MID-WISCONSIN FINANCIAL SERVICES, INC.
                            DATED DECEMBER 14, 2005
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))


10.1  EMPLOYMENT AGREEMENT WITH JAMES F. WARSAW
99.1  PRESS RELEASE DATED DECEMBER 14, 2005
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